SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2006

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 683-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 23, 2006, EXACT Sciences Corporation (the “Company”) entered into retention agreements with each of Jeffrey R. Luber, the Company’s Senior Vice President, Chief Financial Officer, Treasurer, General Counsel, and Secretary, and Charles R. Carelli, Jr., the Company’s Vice President Finance.  Under the Retention Agreements, Mr. Luber and Mr. Carelli will be entitled to a retention bonus in the amount of $122,500 and $90,000, respectively, to be paid at the earlier of (i) December 31, 2007, provided each continues to be employed by the Company as of such date, and (ii) their earlier termination by the Company without cause.  Additionally, the Retention Agreements provide that upon the occurrence of certain triggering events, such as change of control or termination without cause, Mr. Luber and Mr. Carelli will also be entitled to receive severance payments for the earlier of (i) 12 months or (ii) their subsequent employment by a third-party, at a rate equal to their respective base salaries at the time of termination of employment.  The retention agreements also supercede and replace the Company’s prior severance and change of control agreements with Messrs. Luber and Carelli.

Item 1.02               Termination of a Material Definitive Agreement.

On October 23, 2006, upon the effectiveness of the retention agreements set forth under Item 1.01 above, the Company’s prior executive agreement with Jeffrey R. Luber, Senior Vice President, Chief Financial Officer, Treasurer, General Counsel and Secretary, dated as of September 28, 2004 and the Company’s prior executive agreements with Charles R. Carelli, Vice President Finance, dated as of November 12, 2004 and April 13, 2006, respectively, were automatically superceded and replaced.

Item 2.02               Results of Operations and Financial Condition.

On October 23, 2006, EXACT Sciences Corporation announced its financial results for the quarter ended September 30, 2006.  A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

99.1         Press Release issued by the Company on October 23, 2006, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

October 23, 2006	By:	/s/ Don Hardison
Don Hardison
President and Chief Executive Officer